                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 2, 2004



                                ---------------

                            BANCINSURANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                       OHIO                                      0-8738                           31-0790882
  (STATE OR OTHER JURISDICTION OF INCORPORATION)        (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)


                      250 EAST BROAD STREET, 10TH FLOOR, COLUMBUS, OHIO                              43215
                          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 220-5200


                                ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 2, 2004, Bancinsurance Corporation issued a press release announcing third quarter 2004 financial results. A copy of the press release is furnished as Exhibit 99.1.

     As provided in General Instruction B.2 of Form 8-K, the information contained in this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as otherwise states in such filing.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (a) None
     (b) None
     (c) Exhibit



            Exhibit No.     Description
            -----------     -----------

            Exhibit 99.1    Press release dated November 2, 2004 (This exhibit
                            is furnished not filed.)
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BANCINSURANCE CORPORATION

                                               /s/ Matthew C. Nolan
Date: November 2, 2004                         --------------------------------
                                               Matthew C. Nolan
                                               Principal Financial Officer


                                  EXHIBIT INDEX

            Exhibit No.     Description
            -----------     -----------

            Exhibit 99.1 Press release dated November 2, 2004 (This exhibit is furnished not filed.)